Exhibit 99.1
For Immediate Release
Isabella Bank Corporation
401 North Main Street
Mt. Pleasant, MI 48858-1649
FOR MORE INFORMATION CONTACT:
Amber Zaske, Community Relations Specialist
Phone: 989-779-6309    Fax: 989-775-5501

Isabella Bank Corporation Announces Strong Third Quarter 2021 Earnings
Net income climbs 27% for the year compared to the same period in 2020
Mt. Pleasant, Michigan, October 21, 2021 — Isabella Bank Corporation (the “Corporation”) (OTCQX: ISBA) has released positive earnings results for the third quarter of 2021. The Corporation reported net income of $4.7 million for the quarter and $14.7 million for the first nine months of 2021. Both figures reflect increases over the same periods a year ago.
Earnings per common share were $0.59 in the third quarter and $1.85 for the first nine months of the year, increases from the same periods of 2020 at $0.55 and $1.46, respectively.
Highlights include growth in several key areas:
•Net income increased 27% when comparing the first three quarters of 2021 to the same period in 2020.
•Deposits rose to $1.7 billion, an increase of $126 million since the start of the year, largely the result of U.S. Small Business Administration Paycheck Protection Program (PPP) loans, government stimulus funds and new customer accounts.
•Total assets were $2.1 billion and assets under management were $2.9 billion as of September 30, 2021, both records for the Corporation.
Tender Offer Results:
The Corporation conducted a modified Dutch auction from September 1 to October 13, 2021 which designated a portion of funds from its recent $30 million subordinated debt issuance to purchase up to $20 million in ISBA common stock. The tender offer resulted in the Corporation purchasing 396,577 shares at a final price of $27.00 per share, for a total of $10.7 million. The tendered shares represented 5% of the outstanding shares.
“Our successful Dutch auction resulted in a reduction of ISBA shares in the open market, which should improve several key metrics for shareholders,” said Jae A. Evans, President and Chief Executive Officer. “Our ongoing stock repurchase plan and this tender offer both align with our strategic plan to improve shareholder value.

“Overall, Isabella Bank Corporation continues to grow its customer base through trusted, quality service as an independent, community bank,” Evans said. “We’re focused on meeting our customer needs while pursuing smart, strategic initiatives that benefit our shareholders, customers and communities over the long-term.”
Operating Results
Net income: Net income for the third quarter 2021 was $4.7 million, compared to $4.4 million in 2020. For the first nine months of 2021, net income was $14.7 million, compared to $11.6 million in the same period of 2020.
Net interest income: Net interest income for the first nine months of 2021 increased $2.4 million, or 6.6%, compared to the same period in 2020. Loan fees generated from participation in the SBA's Payroll Protection Program helped offset a reduction in gross interest income resulting from the decline in interest rates. Conversely, lower interest rates and a reduction in higher-cost borrowings benefited the Corporation with a $5.1 million decrease in interest expense during the nine-month period. The provision for loan losses also decreased $2 million when comparing the first nine months of 2021 to the same period in 2020, as a result of continued strong credit quality.
Noninterest income and expenses: Noninterest income decreased $90,000 during the first nine months of 2021 compared to 2020, when the Corporation recorded significant gains from redemption of bank-owned life insurance policies. During the same period in 2021, service charges and fees increased $800,000 and wealth management fees rose by $397,000. Noninterest expenses declined $98,000 as a result of a continued focus on reducing operating expenses.
Net yield on interest earning assets: The Corporation’s fully taxable equivalent net yield on interest earning assets was 2.85% and 2.87% for the third quarter and first nine months of 2021, respectively, compared to 2.89% and 2.93% for the same periods in 2020. The Corporation’s strategic plan includes programs to improve net yield on interest earning assets, including enhanced pricing related to loans and less reliance on higher cost borrowed funds and brokered deposits as funding sources.
Balance Sheet
Assets: Total assets stood at $2.1 billion and assets under management were at $2.9 billion as of September 30, 2021, both records for the Corporation. Assets under management include loans sold and serviced of $285 million and investment and trust assets managed by Isabella Wealth of $492 million, in addition to assets on the consolidated balance sheet. Assets under management increased $195 million compared to September 30, 2020.
Loans: Residential mortgage loans increased $14.1 million in the first nine months of the year and loans outstanding at the end of the third quarter totaled $1.2 billion. PPP loans, included within the commercial segment of the loan portfolio, declined by $20.4 million since the end of 2020 due to continued PPP loan forgiveness. This reduction in PPP loans was offset with growth in new commercial lending by $21.7 million.

Deposits: Total deposits were $1.7 billion as of September 30, 2021, an increase of $126 million since December 31, 2020.
Liquidity: The Corporation's liquidity position remains strong as evidenced by its $807.3 million of cash and available funds as of September 30, 2021. This total was comprised of $206.5 million in cash and cash equivalents, $260.8 million in available lines of credit and approximately $340 million in unencumbered investment securities.
Capital: The Bank is designated as a “well-capitalized” institution, as its capital ratios exceeded the minimum requirements. As of September 30, 2021, the Bank’s Tier 1 Leverage Ratio was 8.32%, Tier 1 Capital Ratio was 12.94% and Total Capital Ratio was 13.64%. The minimum requirements to be considered well capitalized are a Tier 1 Leverage Ratio of 5.0%, Tier 1 Capital Ratio of 8.0% and Total Capital Ratio of 10.0%.
Dividend: During the third quarter of 2021, the Corporation paid a $0.27 per common share cash dividend. Based on the Corporation’s closing stock price of $26.03 as of September 30, 2021, the annualized cash dividend yield was 4.15%.
About the Corporation
Isabella Bank Corporation (OTCQX: ISBA) is the parent holding company of Isabella Bank, a state chartered community bank headquartered in Mt. Pleasant, Michigan. Isabella Bank was established in 1903 and has been committed to serving the local banking needs of its customers and communities for 118 years. The Bank offers personal and commercial lending and deposit products, as well as investment, trust, and estate planning services through Isabella Wealth. The Bank has locations throughout seven Mid-Michigan counties: Clare, Gratiot, Isabella, Mecosta, Midland, Montcalm, and Saginaw.
For more information about Isabella Bank Corporation, visit the investors link at www.isabellabank.com. Isabella Bank Corporation common stock is quoted on the OTCQX tier of the OTC Markets Group, Inc.’s electronic quotation system (www.otcmarkets.com) under the symbol “ISBA.” The Corporation’s market maker is Boenning & Scattergood, Inc. (www.boenninginc.com) and its investor relations firm is Renmark Financial Communications, Inc. (www.renmarkfinancial.com).
Forward-Looking Statements
This press release includes forward-looking statements. To the extent that the foregoing information refers to matters that may occur in the future, please be aware that such forward-looking statements may differ materially from the actual results. Additional information concerning some of the factors that could cause materially different results is included in the sections titled “Risk Factors” and “Forward Looking Statements” set forth in Isabella Bank Corporation’s filings with the Securities and Exchange Commission, which are available from the Securities and Exchange Commission’s Public Reference facilities and from its website at www.sec.gov.

INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

	September 30 2021	December 31 2020
ASSETS
Cash and cash equivalents
Cash and demand deposits due from banks	$29,876	$31,296
Interest bearing balances due from banks	176,606	215,344
Total cash and cash equivalents	206,482	246,640
Available-for-sale securities, at fair value	494,384	339,228
Mortgage loans available-for-sale	818	2,741
Loans
Commercial	757,993	756,686
Agricultural	93,782	100,461
Residential real estate	321,620	307,543
Consumer	75,163	73,621
Gross loans	1,248,558	1,238,311
Less allowance for loan and lease losses	9,093	9,744
Net loans	1,239,465	1,228,567
Premises and equipment	24,569	25,140
Corporate owned life insurance policies	32,690	28,292
Equity securities without readily determinable fair values	17,383	17,383
Goodwill and other intangible assets	48,309	48,331
Accrued interest receivable and other assets	18,601	21,056
TOTAL ASSETS	$2,082,701	$1,957,378
LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Noninterest bearing	$430,950	$375,395
Interest bearing demand deposits	374,137	302,444
Certificates of deposit under $250 and other savings	806,185	781,286
Certificates of deposit over $250	81,044	107,192
Total deposits	1,692,316	1,566,317
Borrowed funds
Federal funds purchased and repurchase agreements	67,519	68,747
Federal Home Loan Bank advances	60,000	90,000
Subordinated debt, net of unamortized issuance costs	29,136	—
Total borrowed funds	156,655	158,747
Accrued interest payable and other liabilities	12,088	13,726
Total liabilities	1,861,059	1,738,790
Shareholders’ equity
Common stock — no par value 15,000,000 shares authorized; issued and outstanding 7,926,610 shares (including 93,759 shares held in the Rabbi Trust) in 2021 and 7,997,247 shares (including 59,162 shares held in the Rabbi Trust) in 2020	140,004	142,247
Shares to be issued for deferred compensation obligations	4,455	4,183
Retained earnings	72,796	64,460
Accumulated other comprehensive income	4,387	7,698
Total shareholders’ equity	221,642	218,588
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,082,701	$1,957,378

INTERIM CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands except per share amounts)

	Three Months Ended September 30		Nine Months Ended September 30
	2021	2020	2021	2020
Interest income
Loans, including fees	$13,033	$13,554	$38,634	$40,105
Available-for-sale securities
Taxable	1,224	1,071	3,529	3,912
Nontaxable	725	911	2,393	2,950
Federal funds sold and other	160	164	516	803
Total interest income	15,142	15,700	45,072	47,770
Interest expense
Deposits	1,251	1,996	4,363	7,034
Borrowings
Federal funds purchased and repurchase agreements	13	7	40	22
Federal Home Loan Bank advances	299	1,200	1,093	3,911
Subordinated debt, net of unamortized issuance costs	266	—	349	—
Total interest expense	1,829	3,203	5,845	10,967
Net interest income	13,313	12,497	39,227	36,803
Provision for loan losses	(107)	516	(599)	1,409
Net interest income after provision for loan losses	13,420	11,981	39,826	35,394
Noninterest income
Service charges and fees	1,964	1,950	5,489	4,689
Wealth management fees	772	649	2,274	1,877
Net gain on sale of mortgage loans	339	1,036	1,459	1,653
Earnings on corporate owned life insurance policies	201	187	577	558
Gains from redemption of corporate owned life insurance policies	—	—	150	873
Other	91	238	265	654
Total noninterest income	3,367	4,060	10,214	10,304
Noninterest expenses
Compensation and benefits	6,116	6,101	17,693	17,763
Furniture and equipment	1,349	1,426	4,049	4,318
Occupancy	866	889	2,726	2,668
Other	2,854	2,534	8,029	7,846
Total noninterest expenses	11,185	10,950	32,497	32,595
Income before federal income tax expense	5,602	5,091	17,543	13,103
Federal income tax expense	916	734	2,838	1,495
NET INCOME	$4,686	$4,357	$14,705	$11,608
Earnings per common share
Basic	$0.59	$0.55	$1.85	$1.46
Diluted	$0.58	$0.54	$1.82	$1.43
Cash dividends per common share	$0.27	$0.27	$0.81	$0.81

AVERAGE BALANCES, INTEREST RATE, AND NET INTEREST INCOME (UNAUDITED)
(Dollars in thousands)
The following schedules present the daily average amount outstanding for each major category of interest earning assets, non-earning assets, interest bearing liabilities, and noninterest bearing liabilities. These schedules also present an analysis of interest income and interest expense for the periods indicated. All interest income is reported on a fully taxable equivalent (FTE) basis using a federal income tax rate of 21%. Loans in nonaccrual status, for the purpose of the following computations, are included in the average loan balances. Federal Reserve Bank (FRB) and Federal Home Loan Bank (FHLB) restricted equity holdings are included in other interest earning assets.

	Three Months Ended
	September 30, 2021			September 30, 2020
	Average Balance	Tax Equivalent Interest	Average Yield / Rate	Average Balance	Tax Equivalent Interest	Average Yield / Rate
INTEREST EARNING ASSETS
Loans	$1,203,468	$13,033	4.33%	$1,275,297	$13,554	4.25%
Taxable investment securities	332,056	1,224	1.47%	223,119	1,071	1.92%
Nontaxable investment securities	113,857	1,035	3.64%	135,168	1,238	3.66%
Fed funds sold	4	—	0.02%	—	—	—%
Other	262,023	160	0.24%	140,042	164	0.47%
Total earning assets	1,911,408	15,452	3.23%	1,773,626	16,027	3.61%
NONEARNING ASSETS
Allowance for loan losses	(9,361)			(8,996)
Cash and demand deposits due from banks	30,120			29,311
Premises and equipment	24,540			25,627
Accrued income and other assets	109,750			122,279
Total assets	$2,066,457			$1,941,847
INTEREST BEARING LIABILITIES
Interest bearing demand deposits	$366,345	$46	0.05%	$277,695	$94	0.14%
Savings deposits	565,814	161	0.11%	462,867	173	0.15%
Time deposits	323,322	1,044	1.29%	375,916	1,729	1.84%
Federal funds purchased and repurchase agreements	62,790	13	0.08%	30,583	7	0.09%
Federal Home Loan Bank advances	62,718	299	1.91%	205,000	1,200	2.34%
Subordinated debt, net of unamortized issuance costs	29,124	266	3.65%	—	—	—%
Total interest bearing liabilities	1,410,113	1,829	0.52%	1,352,061	3,203	0.95%
NONINTEREST BEARING LIABILITIES
Demand deposits	419,017			349,212
Other	12,826			16,441
Shareholders’ equity	224,501			224,133
Total liabilities and shareholders’ equity	$2,066,457			$1,941,847
Net interest income (FTE)		$13,623			$12,824
Net yield on interest earning assets (FTE)			2.85%			2.89%

	Nine Months Ended
	September 30, 2021			September 30, 2020
	Average Balance	Tax Equivalent Interest	Average Yield / Rate	Average Balance	Tax Equivalent Interest	Average Yield / Rate
INTEREST EARNING ASSETS
Loans	$1,202,060	$38,634	4.29%	$1,228,579	$40,105	4.35%
Taxable investment securities	268,435	3,529	1.75%	237,509	3,912	2.20%
Nontaxable investment securities	122,675	3,346	3.64%	142,893	3,989	3.72%
Fed funds sold	3	—	0.01%	4	—	0.07%
Other	273,997	516	0.25%	114,108	803	0.94%
Total earning assets	1,867,170	46,025	3.29%	1,723,093	48,809	3.78%
NONEARNING ASSETS
Allowance for loan losses	(9,502)			(8,580)
Cash and demand deposits due from banks	29,236			23,772
Premises and equipment	24,836			25,911
Accrued income and other assets	109,835			117,852
Total assets	$2,021,575			$1,882,048
INTEREST BEARING LIABILITIES
Interest bearing demand deposits	$337,561	$168	0.07%	$254,283	$263	0.14%
Savings deposits	549,213	459	0.11%	445,702	1,064	0.32%
Time deposits	345,960	3,736	1.44%	389,375	5,707	1.95%
Federal funds purchased and repurchase agreements	56,424	40	0.09%	30,847	22	0.10%
Federal Home Loan Bank advances	79,048	1,093	1.84%	222,445	3,911	2.34%
Subordinated debt, net of unamortized issuance costs	12,907	349	3.61%	—	—	—%
Total interest bearing liabilities	1,381,113	5,845	0.56%	1,342,652	10,967	1.09%
NONINTEREST BEARING LIABILITIES
Demand deposits	405,046			304,322
Other	13,144			15,314
Shareholders’ equity	222,272			219,760
Total liabilities and shareholders’ equity	$2,021,575			$1,882,048
Net interest income (FTE)		$40,180			$37,842
Net yield on interest earning assets (FTE)			2.87%			2.93%

SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands except per share amounts)

	Three Months Ended
	September 30 2021	June 30 2021	March 31 2021	December 31 2020	September 30 2020
PER SHARE
Basic earnings (loss)	$0.59	$0.58	$0.68	$(0.10)	$0.55
Diluted earnings (loss)	$0.58	$0.57	$0.67	$(0.10)	$0.54
Dividends	$0.27	$0.27	$0.27	$0.27	$0.27
Tangible book value	$21.87	$21.73	$21.35	$21.29	$21.75
Quoted market value
High	$26.74	$23.90	$22.50	$21.95	$19.00
Low	$22.55	$21.00	$19.45	$15.73	$15.75
Close (1)	$26.03	$23.00	$21.75	$19.57	$16.74
Common shares outstanding (1)	7,926,610	7,946,658	7,958,883	7,997,247	8,007,901
Average number of common shares outstanding	7,932,227	7,969,462	8,006,144	7,966,811	7,966,811
Average number of diluted common shares outstanding	8,044,572	8,088,524	8,133,157	8,111,283	8,111,283
PERFORMANCE RATIOS
Return on average total assets	0.91%	0.91%	1.09%	(0.15)%	0.90%
Return on average shareholders' equity	8.35%	8.35%	9.78%	(1.30)%	7.78%
Return on average tangible shareholders' equity	10.65%	10.69%	12.53%	(1.63)%	9.93%
Net interest margin yield (FTE)	2.85%	2.79%	2.98%	3.04%	2.89%
ASSETS UNDER MANAGEMENT (1)
Loans sold with servicing retained	$285,392	$290,033	$298,514	$301,377	$289,524
Assets managed by Isabella Wealth	$491,784	$493,287	$454,459	$443,967	$403,730
Total assets under management	$2,859,877	$2,814,727	$2,768,405	$2,702,722	$2,664,951
ASSET QUALITY (1)
Nonaccrual status loans	$3,077	$3,329	$4,532	$5,313	$4,946
Performing troubled debt restructurings	$26,189	$28,947	$22,200	$23,257	$20,536
Foreclosed assets	$348	$365	$384	$527	$651
Net loan charge-offs (recoveries)	$160	$(58)	$(50)	$18	$(113)
Nonperforming loans to gross loans	0.25%	0.28%	0.38%	0.43%	0.38%
Nonperforming assets to total assets	0.18%	0.19%	0.26%	0.31%	0.30%
Allowance for loan and lease losses to gross loans	0.73%	0.78%	0.78%	0.79%	0.73%
CAPITAL RATIOS (1)
Shareholders' equity to assets	10.64%	10.88%	10.83%	11.17%	11.29%
Tier 1 leverage	8.37%	8.46%	8.56%	8.37%	8.76%
Common equity tier 1 capital	13.07%	13.81%	13.77%	12.97%	12.90%
Tier 1 risk-based capital	13.07%	13.81%	13.77%	12.97%	12.90%
Total risk-based capital	16.03%	17.00%	14.54%	13.75%	13.64%
(1) At end of period

	Nine Months Ended
	September 30 2021	September 30 2020	September 30 2019
PER SHARE
Basic earnings	$1.85	$1.46	$1.53
Diluted earnings	$1.82	$1.43	$1.50
Dividends	$0.81	$0.81	$0.78
Tangible book value	$21.87	$21.75	$20.66
Quoted market value
High	$26.74	$24.50	$24.50
Low	$19.45	$15.60	$22.01
Close (1)	$26.03	$16.74	$22.30
Common shares outstanding (1)	7,926,610	8,007,901	7,938,234
Average number of common shares outstanding	7,948,578	7,945,762	7,895,610
Average number of diluted common shares outstanding	8,065,252	8,096,802	8,084,965
PERFORMANCE RATIOS
Return on average total assets	0.97%	0.82%	0.89%
Return on average shareholders' equity	8.82%	7.04%	7.85%
Return on average tangible shareholders' equity	11.28%	9.05%	10.29%
Net interest margin yield (FTE)	2.87%	2.93%	3.07%
ASSETS UNDER MANAGEMENT (1)
Loans sold with servicing retained	$285,392	$289,524	$258,873
Assets managed by Isabella Wealth	$491,784	$403,730	$475,574
Total assets under management	$2,859,877	$2,664,951	$2,548,131
ASSET QUALITY (1)
Nonaccrual status loans	$3,077	$4,946	$8,107
Performing troubled debt restructurings	$26,189	$20,536	$20,310
Foreclosed assets	$348	$651	$513
Net loan charge-offs (recoveries)	$52	$(158)	$193
Nonperforming loans to gross loans	0.25%	0.38%	0.59%
Nonperforming assets to total assets	0.18%	0.30%	0.42%
Allowance for loan and lease losses to gross loans	0.73%	0.73%	0.69%
CAPITAL RATIOS (1)
Shareholders' equity to assets	10.64%	11.29%	11.71%
Tier 1 leverage	8.37%	8.76%	9.16%
Common equity tier 1 capital	13.07%	12.90%	12.58%
Tier 1 risk-based capital	13.07%	12.90%	12.58%
Total risk-based capital	16.03%	13.64%	13.21%
(1) At end of period

SUPPLEMENTAL BALANCE SHEET DATA (UNAUDITED)
(Dollars in thousands)

	September 30 2021	June 30 2021	March 31 2021	December 31 2020	September 30 2020
Commercial	$757,993	$723,888	$725,540	$756,686	$821,102
Agricultural	93,782	95,197	91,629	100,461	102,263
Residential real estate	321,620	312,567	305,909	307,543	304,559
Consumer	75,163	75,011	72,840	73,621	75,384
Gross loans	$1,248,558	$1,206,663	$1,195,918	$1,238,311	$1,303,308

	September 30 2021	June 30 2021	March 31 2021	December 31 2020	September 30 2020
Noninterest bearing demand deposits	$430,950	$428,410	$404,710	$375,395	$353,082
Interest bearing demand deposits	374,137	326,971	328,440	302,444	287,809
Savings deposits	572,136	549,134	555,688	505,497	474,483
Certificates of deposit	312,027	326,214	331,413	358,165	354,210
Brokered certificates of deposit	—	—	14,029	14,029	14,029
Internet certificates of deposit	3,066	5,777	9,301	10,787	11,482
Total deposits	$1,692,316	$1,636,506	$1,643,581	$1,566,317	$1,495,095

	September 30 2021	June 30 2021	March 31 2021	December 31 2020	September 30 2020
U.S. Treasury	$192,069	$132,593	$29,371	$—	$—
States and political subdivisions	128,689	130,960	140,329	143,656	148,401
Auction rate money market preferred	3,246	3,260	3,224	3,237	3,194
Mortgage-backed securities	62,030	68,155	75,835	88,652	104,165
Collateralized mortgage obligations	100,767	109,294	116,865	101,983	107,294
Corporate	7,583	4,192	1,700	1,700	—
Available-for-sale securities, at fair value	$494,384	$448,454	$367,324	$339,228	$363,054

	September 30 2021	June 30 2021	March 31 2021	December 31 2020	September 30 2020
Federal Home Loan Bank advances	$60,000	$70,000	$90,000	$90,000	$205,000
Securities sold under agreements to repurchase without stated maturity dates	67,519	62,274	51,967	68,747	33,349
Subordinated debt, net of unamortized issuance costs	29,136	29,121	—	—	—
Total borrowed funds	$156,655	$161,395	$141,967	$158,747	$238,349

SUPPLEMENTAL STATEMENTS OF INCOME DATA (UNAUDITED)
(Dollars in thousands)

	Three Months Ended September 30		Nine Months Ended September 30
	2021	2020	2021	2020
Service charges and fees
ATM and debit card fees	$1,156	$1,003	$3,282	$2,680
Service charges and fees on deposit accounts	601	436	1,518	1,373
Freddie Mac servicing fee	177	162	572	476
Net OMSR income (loss)	(28)	271	(128)	(79)
Other fees for customer services	58	78	245	239
Total service charges and fees	1,964	1,950	5,489	4,689
Wealth management fees	772	649	2,274	1,877
Net gain on sale of mortgage loans	339	1,036	1,459	1,653
Earnings on corporate owned life insurance policies	201	187	577	558
Gains from redemption of corporate owned life insurance policies	—	—	150	873
Other
Net income (loss) on joint venture investment	—	181	—	308
All other	91	57	265	346
Total other	91	238	265	654
Total noninterest income	$3,367	$4,060	$10,214	$10,304

	Three Months Ended September 30		Nine Months Ended September 30
	2021	2020	2021	2020
Compensation and benefits	$6,116	$6,101	$17,693	$17,763
Furniture and equipment	1,349	1,426	4,049	4,318
Occupancy	866	889	2,726	2,668
Other
Audit, consulting, and legal fees	665	417	1,553	1,348
ATM and debit card fees	473	373	1,352	1,024
Marketing costs	236	209	683	677
Memberships and subscriptions	234	188	662	546
Loan underwriting fees	238	199	628	577
FDIC insurance premiums	169	159	529	459
Director fees	166	168	505	527
Donations and community relations	198	131	452	566
All other	475	690	1,665	2,122
Total other noninterest expenses	2,854	2,534	8,029	7,846
Total noninterest expenses	$11,185	$10,950	$32,497	$32,595